Exhibit 99.1

INVESTOR PRESENTATION

THIRD QUARTER 2026



Capital City Bank

Apalachee Parkway retail office, Tallahassee.

NASDAQ: **CCBG**

Capital City Bank Group

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this Presentation are based on current plans and expectations that are subject to uncertainties and risks, which could cause our future results to differ materially. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "target," "vision," "goal," "will," "project," "continue," "outlook," "approximate," "seasonal," "future" and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause our actual results to differ: the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, market and monetary fluctuations; local, regional, national, and international economic conditions and the impact they may have on us and our clients and our assessment of that impact; supply-demand imbalances and general economic conditions affecting local real estate prices and a general deterioration in commercial real estate market fundamentals; the costs and effects of legal and regulatory developments, the outcomes of legal proceedings or regulatory or other governmental inquiries, the results of regulatory examinations or reviews and the ability to obtain required regulatory approvals; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) and their application with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as other accounting standard setters; the accuracy of our financial statement estimates and assumptions; changes in the financial performance and/or condition of our borrowers; changes in the mix of loan geographies, sectors and types or the level of non-performing assets and charge-offs; changes in estimates of future credit loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our liquidity position; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing, and saving habits; greater than expected costs or difficulties related to the integration of new products and lines of business; increased competition and its effect on deposit fees; technological changes, including the impact of generative artificial intelligence; the costs and effects of cyber incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; dispositions; acquisitions and integration of acquired businesses; impairment of our goodwill or other intangible assets; changes in the reliability of our vendors, internal control systems, or information systems; our ability to increase market share and control expenses; our ability to attract and retain qualified employees; changes in our organization, compensation, and benefit plans; the soundness of other financial institutions; volatility and disruption in national and international financial and commodity markets; changes in the competitive environment in our markets and among banking organizations and other financial service providers; action or inaction by the federal government, including tariffs or trade wars (including potential resulting reduced consumer spending, lower economic growth or recession, reduced demand for U.S. exports, disruptions to supply chains, and decreased demand for other banking products and services), government intervention in the U.S. financial system; policies related to credit card interest rates, and legislative, regulatory or supervisory actions related to so called "de banking," including any new prohibitions, requirements or enforcement priorities that could affect customer relationships, compliance obligations, or operational practices; the effects of natural disasters (including hurricanes), widespread health emergencies (including pandemics), military conflict (including impacts related to the conflicts in the Middle East and resulting disruptions to energy and other commodities markets and supply chains), terrorism, civil unrest, climate change or other geopolitical events; our ability to declare and pay dividends; structural changes in the markets for origination, sale and servicing of residential mortgages; any inability to implement and maintain effective internal control over financial reporting and/or disclosure control; negative publicity and the impact on our reputation; and the limited trading activity and concentration of ownership of our common stock. Additional information regarding these and other risks and uncertainties can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and our other filings with the SEC, which are available at the SEC's internet site (https://www.sec.gov). Forward-looking statements in this Presentation speak only as of the date of the Presentation, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ, except as may be required by law.

USE OF NON-GAAP FINANCIAL MEASURES

Unaudited

We present a tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other intangibles resulting from merger and acquisition activity. We believe these measures are useful to investors because they allow investors to more easily compare our capital adequacy to other companies in the industry. Non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently.

Capital City Bank Group

BY THE NUMBERS*


Atlanta
Augusta
Macon
Montgomery
GEORGIA
ALABAMA
Savannah
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers

A premier deposit-centric franchise strategically located in established rural and high-growth markets of Florida and Georgia.

1895 | Year Bank Founded

5th Largest | Publicly traded financial holding company headquartered in Florida

$4.4 Billion | Total Assets

$2.5 Billion | Loans Held for Investment

$3.7 Billion | Total Deposits

- 88% in Florida, 7.91% market share[1]
- 12% in Georgia, 4.92%[2] market share[1]
- ~45%/55% consumer & commercial deposit mix

$2.9 Billion | Wealth Assets Under Management

31.2% | Fee Income as % of Operating Revenues

$827.1 Million | Market Cap

43% Retail/57% Institutional (~20% Insider) | Ownership

62 Retail Offices[3] | Primarily in Florida and Georgia

26 | Residential Mortgage LPOs

107 | ATMs/ITMs

916 | Associates

** as of 9/30/26*
(1) as of 6/30/26
(2) excludes where CCBG has market share of less than .50%
(3) Icons on map reflect retail offices. HQ is located in Tallahassee.

ABOUT US

Proven track record operating as a stable, resilient, and profitable franchise for over 130 years.

COMMITMENT TO FUNDAMENTALS

- Strong core deposits
- Disciplined credit management
- Prudent liquidity management
- Capital stewardship

LEADERSHIP

- Seasoned, experienced leaders who've successfully navigated multiple economic cycles and industry changes.
- Strong insider ownership reinforces our commitment to stability and continuity.
- Deeply invested in the communities we serve. Building stronger communities builds a stronger bank. Our associates donate thousands of community service hours and the CCBG Foundation donates hundreds of thousands of dollars to non-profits.
- Committed to a culture that values people alongside results – the driving force behind our continued success.

FOUNDATIONAL PRINCIPLES

- Relationship banking model focused on nurturing long-term relationships and providing personalized client solutions.
- Be a leader in small- to mid-size markets to out-product local community banks and to out-service larger regional banks.
- Strong footholds in high-growth metro and stable, rural markets.
- Full-range of traditional deposit and credit services for consumers and businesses, mortgage banking, merchant services, and bankcards.
- Tailored wealth services include asset management, trust, securities brokerage, and financial advisory services.
- Deliberate, intentional implementation of technology to enhance client experience, deepen client relationships, and optimize delivery and operating efficiency.

OUR BRAND PROMISE

More than your bank. Your banker.

OUR PURPOSE

We empower our clients' financial wellness and help them build secure futures.

OUR VISION

We are the bank of choice for individuals and businesses seeking a financial partnership built on integrity, personal relationships, trusted advice and exceptional experiences.

OUR CORE VALUES

Do the Right Thing
Build Relationships & Loyalty
Embrace Individuality & Value Others
Grow a Career Here
Be Committed to Community
Represent the Star Proudly

DELIVERING SHAREOWNER VALUE

Disciplined growth, sustained profitability, and a commitment to providing long-term shareowner value.

HIGHLIGHTS

- Strong Growth in TBV/Share*
  - YoY Growth of 7%(1)
  - 5 Year Avg. Annual Growth of 15%
- Strong Earnings
  - YoY Growth of 6%(2)
  - 5 Year Avg. Annual Growth of 16%
- Dividend/Share Growth
  - YoY Growth of 9%(1)
  - 5 Year Avg. Annual Growth of 12%

SHAREOWNER RETURN



TBV
DPS
$17.12
$17.27
$20.45
$23.65
$27.03
$28.26
$0.62
$0.66
$0.76
$0.88
$1.00
$1.08(3)
2021
2022
2023
2024
2025
3Q26
TBV per Share
Div per Share (DPS)

DILUTED EPS vs PTPCC(4)/DILUTED SHARE



$1.34
$1.21
$1.23
$1.30
$1.27
$0.93
$0.80
$0.92
$0.95
$0.99
3Q25
4Q25
1Q26
2Q26
3Q26
PTPCC/Diluted Share
Diluted Net Income

RETURN ON AVERAGE ASSETS, EQUITY



14.07%
11.64%
13.40%
13.47%
13.81%
11.67%
9.78%
11.30%
11.38%
11.67%
1.47%
1.25%
1.45%
1.48%
1.53%
3Q25
4Q25
1Q26
2Q26
3Q26
Return on Tangible Common Equity
Return on Average Equity
Return on Average Assets

** For definition, see Non-GAAP financial measures on page 28.*
(1) YTD 9/30/26 vs. 9/30/25
(2) QTD 9/30/26 vs 9/30/25
(3) YTD Annualized
(4) Pretax Precredit (LLP and ORE) Costs - see page 28

WHY CAPITAL CITY BANK GROUP?[1]

Strong fundamentals and flexibility drive growth and position us for future opportunities.

DEPOSIT-DRIVEN CULTURE

Granular and Tenured Client Base

- Avg. Account Balance ~$29K
- Avg. Account Tenure ~17 years

Diversified Deposit Mix

- ~45%/55% Consumer/ Commercial
- 36% Noninterest Bearing

Strong History of Growth

- 5-year CAGR Deposits of 5.24%

Low-Cost Funding and Reduced Volatility

- Avg. Cost of Funds/FF of 16% (5 years) and 17% (10 years)
- 31% Uninsured

Ranked #7 in Best Deposit Franchises among Large Community Banks in 2025 by S&P Global Market Intelligence[2]

POSITIONED FOR GROWTH

Footholds in Two High-Growth, Strong Economic States

Scalable Platforms and Product Offerings

- Proven Scalability - $1.4 billion or 46% increase in assets since 2019 with a 4% reduction in FTE's

Attract and Retain Local Market Expertise/Talent

- Avg. Tenure of Executive Team: 33 years
- Avg. Tenure of Senior Management Team: 26 years
- Avg. Tenure of Associates: 10 years

REVENUE DIVERSIFICATION

Granular Loan Portfolio

- Avg. Loan Size: $120K
- $10MM In-house Lending Limit

Multiple Fee Income Sources

- Deposit, Wealth, Mortgage, and Bank Card Fees ~25% of Revenue
- PPNR coverage of NCOs of 43.4x

FORTRESS BALANCE SHEET

Core Deposit Funded

- No Wholesale

Balance Sheet Flexibility

- Loan/Deposit Ratio: 68%

Proven Credit Underwriting and Risk Management

- 5-Year Avg. Annual Credit Losses of 16 BPS
- CRE Composition of 105% of Tier 1 Capital

Nominal Exposure to Office

- $32 MM (NOO), Avg. Loan Size $540K
- $50MM (OO), Avg. Loan Size $261K

Strong Capital

- Tangible Capital Ratio of 11.3%

Investment Portfolio

- Market Value: $1,156MM
- 2.63% Year Duration
- 91% Government

(1) As of 9/30/26

(2) S&P Global Market Intelligence used eight weighted metrics to identify top large US community banks, those with total assets between $3 and $10 billion as of June 30, 2025, by deposit franchise.

THIRD QUARTER 2026 HIGHLIGHTS

INCOME STATEMENT - 3Q26 VS 2Q26

- Tax-equivalent net interest income totaled $45.1 million compared to $44.2 million for the prior quarter and reflected one additional calendar day in the third quarter
  - Net interest margin increased 7 basis points to 4.42% (earning asset yield increased 4 basis points to 5.15% and cost of funds decreased 2 basis points to 73 basis points)
- Credit loss provision decreased $1.0 million - net loan charge-offs of 8 basis points (annualized) of average loans - allowance coverage ratio decreased two basis points to 1.22% at September 30, 2026
- Noninterest income decreased $1.2 million, or 5.9%, driven by lower mortgage banking revenues and deposit fees
- Noninterest expense decreased $0.3 million, or 0.8%, primarily due to lower compensation expense of $0.2 million

BALANCE SHEET - 3Q26 VS 2Q26

- Loan balances decreased $10.3 million, or 0.4% (average), and decreased $10.1 million, or 0.4% (end of period)
- Improved credit quality - total nonperforming assets of $9.7 million (22 basis points of total assets) at September 30, 2026, a $3.7 million decrease from the prior quarter
- Deposit balances decreased $31.2 million, or 0.9% (average), and decreased $54.4 million, or 1.5% (end of period) due to the normal seasonal decrease in our public fund balances
- Total investment security loss (AFS and HTM) of 3.2% (after-tax) of book value – total security portfolio duration of 2.6 years
- Tangible book value per diluted share (non-GAAP financial measure) increased $0.19, or 0.7%, and reflected the negative impact of higher bond interest rates on our quarter-end AFS fair value AOCI adjustment

Additional details are in the Supplemental Section, page 22.

The third quarter delivered strong earnings and solid momentum across our Company," said William G. Smith, Jr., Chairman and CEO. "Continued net interest margin expansion and improved credit quality contributed meaningfully to our third quarter results. We remain well positioned to build on this momentum and finish the year strong."

DEPOSIT FRANCHISE

HIGHLIGHTS

Deposit Portfolio Highlights

- 5-Year CAGR of ~5.24% Total Deposits, ~4.26% MMA/SAV/NOW
- 36% Noninterest Bearing Balance(1)
- ~ 45%/55% Consumer vs. Commercial Deposit Mix
- Average Account balance of $29k
  - Consumer - $15k
  - Business - $97k
- Total Deposit Beta
  - 4Q. 2015 to 4Q. 2018 = 9% } Up Rate Cycle
  - 1Q. 2022 to 2Q. 2024 = 12% } Up Rate Cycle
  - 3Q.2024 to 2Q.2026 = 9% } Down Rate Cycle

QUARTERLY AVERAGE DEPOSIT*


$3,612
180
417
503
1,198
1,314
3Q25
$3,648
192
416
501
1,236
1,303
4Q25
$3,691
193
403
509
1,303
1,283
1Q26
$3,680
182
411
511
1,283
1,295
2Q26
$3,648
162
433
511
1,225
1,317
3Q26
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Certificates of Deposit
Money Market Accounts

AVERAGE DEPOSIT PORTFOLIO COMPOSITION


Certificates of Deposit
5%
36%
Noninterest Bearing Deposits
11%
Money Market Accounts
14%
Regular Savings Accounts
34%
NOW Accounts

	3Q25	4Q25	1Q26	2Q26	3Q26
Total Cost of Deposits	0.80%	0.82%	0.81%	0.76%	0.74%
Total Cost of Funds - CCBG	0.78%	0.82%	0.81%	0.75%	0.73%
Total Cost of Funds - Peer(2)	2.32%	2.12%	2.06%	2.09%	1.92%

** in $ millions*
(1) YTD Avg 9/30/26
(2) Publicly Traded $1 - $5 Billion SE Commercial Banks (Source: S&P Market Intelligence)

LOCATED IN STRONG GROWTH MARKETS

Poised to capitalize on population growth and business and wealth migration in Florida and Georgia.

FLORIDA

National Ranking:

#1 New Business Startups[1]

- #1 Black-owned Businesses with Employees
- #2 Hispanic-Owned Businesses with Employees
- #2 Women-Owned Businesses with Employees
- #1 Higher Education System (U.S. News & World Report)

#1 Net Income Migration[1]

#3 Largest Population[2]

#1 Population Migration[1]

- Continued population growth is fueling Florida's expanding economy
- Recent moderations in population growth reflect a return to more sustainable, long-term growth trends

#14 Largest Economy in the World[1]

#1 for Attracting and Developing a Skilled Workforce[1]

#3 Largest Labor Market[1]

- Florida's labor market, which totals 10,045,400, is only behind California and Texas
- Since 2019, 1.24 million people added to Florida's workforce
- Florida is creating 1 in every 9 jobs annually

GEORGIA

National Ranking:

#4 Fortune 500 Companies with HQ in Atlanta[3]

- 16 Fortune 500 Companies have HQ in Georgia

THE HOME DEPOT · DELTA · LOCKHEED MARTIN · UPS · Coca-Cola

#1 Logistic and Infrastructure[3]

- 9 commercial airports
- Ports with easy access to interstates and railroads
- the most extensive rail network in the Southeast

#1 Workforce Training Program (Georgia Quick Start)[3]

- **#1 State for Business for 13 years in a row** (Area Development magazine, 2026)[3]

#8 Largest Population[2]

#10 Net Income Migration[1]

TOP 10 STATES NET INCOME MIGRATION[1]



Net Income Migration (in Billions)
$20.65
Florida is greater than the next 5 states combined.
$5.54
$4.13
$3.91
$2.76
$2.75
$1.51
$0.99
$0.76
$0.75
FL
TX
SC
NC
AZ
TN
NV
ID
NH
GA

(1) Florida Chamber Foundation (Net Income Migration: the amount of income that moved into the state minus the income that move out based on individual income tax returns, based on 2022-23 data, latest available from the IRS)
(2) S&P Global
(3) Georgia Department of Economic Development

EXPANDED MARKETS

Strategically positioned in high-growth, favorable-demographic Northwest Florida and the Northern Arc of Atlanta.

EMERALD COAST

- St. Joe is currently developing 13 active residential communities including its newest Watersound community, The Gallery[4]
- Sales at Latitude Margaritaville Watersound increased in 2026 by 27% year to date, as compared to the same period in 2025[4]
  - Plans call for a second phase to add about 3,500 homes for a total of 7,200 planned homes[4]
  - Commercial goods and services are expanding in the Watersound West Bay Center located at Margaritaville's entrance, which includes a Capital City Bank office that opened in 2025



NORTHERN ARC

- Atlanta is the 6th largest metro region in the country[1]
- Gwinnett County and Cobb County rank #2 and #3 largest populations in Georgia[5]


Atlanta
GEORGIA

(1) CBS News April 29, 2026, U.S Census Bureau
(2) The St. Joe Company 2025 Annual Report
(3) The St. Joe Company April 29, 2026, press release
(4) The St. Joe Company September 17 and October 6, 2026, press releases.
(5) S&P Global
(6) Redfin.com

HIGHLIGHTS

Economic Drivers:

- Northwest Florida real estate developer St. Joe has entitlements to develop over 170,000 residential units and 22 million sq ft of retail, commercial, and industrial space[2]
- Pulte Group, 3rd largest homebuilder in the U.S., joins D.R. Horton and Toll-Brothers in the region, executing a contract with St. Joe for up to 2,653 homesites[3]
- Georgia home to numerous corporate HQs, relocations and expansions
- Baby boomers' wealth transfer, Florida desirable retirement location
- Market demographics offer extensive opportunities to grow wealth assets under management

2026 HOME SALE ACTIVITY[6]

	WALTON				BAY				COBB				GWINNETT			
	Q4-25	Q1-26	Q2-26	26-AUG	Q4-25	Q1-26	Q2-26	26-AUG	Q4-25	Q1-26	Q2-26	26-AUG	Q4-25	Q1-26	Q2-26	26-AUG
Number of Homes Sold QoQ % Change	-18%	22%	30%	-11%	-13%	3%	21%	6%	-23%	-2%	44%	-18%	-18%	-1%	27%	-13%
Median Days on Market	94	115	92	84.5	84	89	70	80.5	49	53	33	40	60	64	39	44.5

LEGACY MARKETS

Offer stable and continued growth opportunities.


Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Tallahassee
Jacksonville
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA

CAPITAL CITY BANK'S STRONG MARKET POSITION

- #1 Tallahassee MSA – 20.60%
- #8 Gainesville MSA – 7.92%
- #6 SunCoast Market – 5.71%(2)
- #12 Macon MSA – 2.85%

HIGHLIGHTS

- Legacy Markets in Florida – Tallahassee, Gainesville, Suncoast – and Macon, Ga. are anchored by government, education, healthcare and small business
- Capital City Bank continues to prioritize attracting and retaining a strong, granular deposit base in its markets and taking advantage of competitor disruption

Capital City is a dominant player in rural markets

- Top 3 market share in 10 of 12 rural Florida markets (counties) in which CCB operates
- Top 3 market share in 1 of 3 rural Georgia markets (counties) in which CCB operates

STATE/NATIONAL DEMOGRAPHICS	CCBG GEORGIA MARKETS	GEORGIA	CCBG FLORIDA MARKETS	FLORIDA	UNITED STATES
Total Deposits(1)	$449,738*	$365,295,118*	$3,329,475*	$889,729,762*	$20,350,057,610*
Population Growth Rate 2020-26(1)	4.1%	5.6%	14.1%	11.4%	3.5%
Projected Population Growth 2026-31(1)	3.0%	3.7%	8.3%	7.5%	2.6%
Median HHI 2026 (1)	$66,534	$83,364	$68,249	$82,182	$86,867
Projected HHI Growth 2026-31 (1)	3.2%	11.1%	10.7%	14.7%	11.3%

** (000s)*
(1) S&P Global (deposits June 2026)
(2) Includes Hernando and Citrus Counties

STRATEGIC TECHNOLOGY INVESTMENTS

Investing in and implementing digital, scalable platforms to enhance client service and propel growth.

Create Exceptional Client Experiences

- Enhanced self-service tools for digital banking
  - Enables client to dictate service, method, timing
  - 46% of client transactions completed without face-to-face interaction
- Expand ITM locations
  - Extends banking hours and options for clients
  - 17+ types of client transactions can be conducted
  - Existing and new offices can operate with fewer positions where ITMs are deployed
  - Allows associates to focus on more complex client interactions and cross-sell opportunities



ITMs extend client banking hours and improve the bank's operational efficiency.

Improve Operational Efficiency

- Utilize enterprise automation solutions to streamline business processes
- Streamline small business and consumer loan application processes
- Seek opportunities for scalability, flexibility, and cost-efficiency in digital applications and services
- Replaced account opening platform to increase efficiency, better serve new and existing clients, and enhance detection of potential fraud activity
- Continuous review of cybersecurity processes and strategies to detect modern and emerging threats

Deepen Client Relationships

- Use data analytics for cross-sell opportunities and to increase client tenure
- Leverage business intelligence to identify and attract new clients


Strategic Initiatives
Continuous System Upgrades
Data-driven Decision Making
Enhance Regulatory and Compliance Programs
Simplify Workflows
Expand/ Optimize Footprint
Security and Business Continuity
Generate Revenue
Create Exceptional Client & Associate Experiences
Reduce Expenses

DIVERSE LOAN PORTFOLIO

HIGHLIGHTS

- Top 25 loan relationships are ~ 6% of total loans
- Total loan portfolio avg. loan size $120K
- In-house lending limit of $10 million

LOAN PORTFOLIO(1)



Other Loans
<1%
Direct Consumer 1%
5% Indirect Auto
6% Construction R/E
7% Commercial Loans
10% Home Equity R/E
30% Commercial R/E
40% Residential R/E
$2,489,724

CRE COMPOSITION(1)



Land Development 1%
15% Vacant Land
25% Construction
59% Improved Property
$559,161
105% of Tier 1 Capital

IMPROVED PROPERTY COMPOSITION(1)



Commercial Condos 1%
Gas Station/ C-Store 1%
10% Office(2)
10% Other
14% Industrial/ Warehouse
10% Multi-Family
19% Hotel/Motel
35% Retail
$324,753
61% of Tier 1 Capital

CONSTRUCTION & LAND DEVELOPMENT(1)



Land Development 3%
13% Commercial Construction
36% Vacant Land
48% Residential Construction(3)
$234,408
44% of Tier 1 Capital

3Q2026 EOM
(1) $ in thousands
(2) Avg. Loan (NOO) - $540,000
(3) Includes Owner Occupied Residential Construction-Perm loans of $85 million

GENERATE LOAN GROWTH


PERIOD END LOANS HFI
($ In Millions /% Growth)
$3000
$2500
$2000
$1500
$1000
$500
$0
-1.9%
$2,582
-1.4%
$2,546
-1.1%
$2,518
-0.7%
$2,500
-0.4%
$2,490
3Q25
4Q25
1Q26
2Q26
3Q26


LOAN PORTFOLIO BY SEGMENT
($ in Millions/% of Total)
$2,500
$2,000
$1,500
$1,000
$500
0
$2,582
6.1%
6.3%
6.9%
9.1%
30.4%
40.2%
$2,546
5.8%
6.2%
7.1%
9.5%
30.2%
40.1%
$2,518
6.2%
6.2%
6.8%
9.7%
30.0%
39.7%
$2,500
6.0%
6.2%
6.9%
9.8%
30.3%
39.9%
$2,490
6.0%
6.4%
6.8%
9.9%
29.6%
40.2%
3Q25
4Q25
1Q26
2Q26
3Q26
Residential R/E
Commercial R/E
Home Equity R/E
Commercial Loans
Indirect Auto
Construction R/E
Direct Consumer
Other - LIP

3Q2026 EOM

DIVERSIFIED REVENUES

HIGHLIGHTS

- Diversified Loan Portfolio
- Wealth AUM of $2.9 Billion - 5-Year CAGR of ~4.47%
- Scalable Mortgage Banking Operation
- Strong Deposit-Related Fees

INTEREST INCOME[(1)]


Direct Consumer 1%
26% Residential R/E
5% Indirect Auto
5% Commercial Loans
Total $155 Million
6% Construction R/E
22% Commercial R/E
7% Funds Sold & Deposits
9% Home Equity R/E
19% Investment Securities

FEE INCOME[(1)]


12% Other
27% Deposit Fees
19% Bank Card Fees
31.2% of Operating Revenues
Total $60 Million
21% Mortgage Banking Revenues
21% Wealth Management Fees

(1) YTD - 9/30/26

CREDIT QUALITY

HIGHLIGHTS

- Proven **strong** underwriting and risk management
- 5 year average annual credit losses of **16 basis points**
- ACL coverage **1.22% of loans**
- Classified loans to loans **ratio of 0.84%**

NON-PERFORMING LOANS*



$8.2
1.8
0.7
1.4
2.3
2.0
$8.6
1.8
0.8
1.3
2.1
2.6
$11.1
1.9
0.9
1.5
3.7
3.3
$10.0
0.4
1.2
0.8
1.2
3.4
3.0
$7.4
0.4
0.7
0.3
0.1
3.8
2.1
3Q25
4Q25
1Q26
2Q26
3Q26

	3Q25	4Q25	1Q26	2Q26	3Q26
NPLs to Total Loans	0.32%	0.34%	0.44%	0.40%	0.30%

- Commercial R/E
- Residential R/E
- Commercial Loans
- Direct Consumer
- Home Equity R/E
- Construction R/E

CLASSIFIED LOANS*



$26.5
1.1
0.7
1.5
3.0
8.4
11.8
$14.3
1.2
1.7
2.0
3.6
5.9
$14.5
1.0
1.7
2.0
3.5
6.4
$29.8
1.5
1.0
0.4
1.5
3.9
21.6
$20.8
0.4
0.8
1.1
1
3.7
13.8
3Q25
4Q25
1Q26
2Q26
3Q26

	3Q25	4Q25	1Q26	2Q26	3Q26
Classifieds to Loans	1.03%	0.56%	0.58%	1.19%	0.84%

- Commercial R/E
- Residential R/E
- Construction R/E
- Home Equity R/E
- Direct Consumer
- Commercial Loans

ACL ACTIVITY*[(1)]



$30.2
1.17%
0.18%
$31.0
1.22%
0.18%
$31.0
1.23%
0.10%
$31.0
1.24%
0.14%
$30.4
1.22%
0.08%
3Q25
4Q25
1Q26
2Q26
3Q26

(000's)	3Q25	4Q25	1Q26	2Q26	3Q26
Provision for Credit Losses	1,881	1,995	712	919	(80)
Net Charge-Offs	1,210	1,185	637	896	509

- Allowance for Credit Losses ("ACL")
- ACL Coverage Ratio (Loans HFI)
- Net Charge Ratio

*in millions

(1) HFI loans only; does not include $2.2 million in allowance for unfunded loans at 9/30/26.

CAPITAL

HIGHLIGHTS

- TCE Ratio of 11.25% at September 30, 2026
- YoY(1) Growth of 7.12% in TBV/Share*
- $306MM in Excess Regulatory Capital (Above Well-Capitalized)
- Adjusted TCE Ratio of 10.88% if HTM Securities Loss was Recognized in AOCI

REGULATORY CAPITAL

($ In Millions)


$500
$400
$300
$200
$100
0
3Q25
4Q25
1Q26
2Q26
3Q26

	3Q25	4Q25	1Q26	2Q26	3Q26
Tier 1 Capital Ratio	19.33	20.20	20.37	21.10	21.74
RBC Ratio	20.59	21.45	21.62	22.35	22.99
Common Equity Tier 1	17.73	18.56	19.08	19.80	20.43
Excess Regulatory Capital	$258,172	$273,730	$276,278	$291,387	$305,507

Tier 1 Capital | RBC | Common Equity Tier 1 Capital | Excess Regulatory Capital

TANGIBLE COMMON EQUITY (non-GAAP)

($ In Millions, except per share data)


$452
10.66%
$444
10.48%
$464
10.79%
$458
10.65%
$471
10.79%
$464
10.62%
$481
11.03%
$473
10.85%
$485
11.25%
$469
10.88%
3Q25
4Q25
1Q26
2Q26
3Q26

	3Q25	4Q25	1Q26	2Q26	3Q26
TBV/ Share	26.38	27.03	27.51	28.07	28.26
Adj. TBV/ Share	25.93	26.69	27.09	27.62	27.33

TCE | Adj. Tangible Capital

*For definition, see Non-GAAP financial measures on page 28.
(1) 9/30/26 vs 9/30/25

CAPITAL MANAGEMENT

EARNINGS ALLOCATION

- Dividend ~(25-35%)
- Organic Growth, M&A, Build Excess Capital ~(35-45%)
- Share Repurchase ~(5-15%)
- TRUP Retirement ~(5%)

CAPITAL METRICS[1]


TANGIBLE CAPITAL
REGULATORY
EXCESS[2] = $183MM
$485MM
EXCESS[3] = $143MM
$562MM
$532MM
$500MM

KEY RATIOS[1]

Tangible Capital	11.3%
Total Capital	23.0%
Tier 1 ("T1") Capital	21.7%
Common Equity T1	20.4%
Leverage	12.3%

(1) As of 9/30/26
(2) Excess Capital above 7% Tangible Capital Ratio
(3) Excess Capital above 9% Leverage Ratio

TANGIBLE CAPITAL RATIO IS MANAGED WITHIN A 7-9% RANGE:

- **>7% - Build & Return Capital** – Focus on building capital, dividend and share repurchases
- **>8% - Flexibility** – Opportunistic on organic growth, investment, or M&A
- **>9% - Greater Flexibility** – More intentional search for growth and expansion opportunities

EXCESS CAPITAL REFLECTS:

- **Tangible Capital Ratio** > 7%
- **Leverage Ratio** > 9%
- Allows for capital cushion and flexibility/ options for growth

RECENT ACTIVITY - YTD 2026

- Increased dividend to $0.27 per share, a 9% increase over prior year
- 63,088 Shares Repurchased
- Repaid TRUP debt of $9 Million

INTEREST RATE RISK PROFILE

HIGHLIGHTS

- 60% of Loan Portfolio is Adjustable and 16% is Variable
- 20% of the loan portfolio reprices overnight and an additional 30% reprices within one year
- 100% of Investment Portfolio Reprices < 3 years (2.63 Duration)
  - $40 million in cash flow repricing in Q4 2026 from 3.45%*
  - $256 million in cash flow repricing in 2027 from 3.72%*

LOAN REPRICING (1) - HFI LOANS


8%
>60 Months
20%
Overnight
25%
25 - 60 Months
30%
12 Months
17%
24 Months

LOAN RATE MIX


60% Adjustable
24% Fixed
16% Variable
$2,490
(in millions)

*Weighted average rate

(1) Static Gap - Contractual Repricing

ACCOLADES

Recognized at national, state, and community levels for delivering exceptional service and being a great place to work.

Forbes

World's Best Banks
2026

America's Best Banks
2026
Ranked No. 4

America's Best-In-State Banks
2026
Ranked No. 1 in Florida,
Ranked No. 6 in Georgia

Newsweek

America's Best Regional Banks 2026

AMERICAN BANKER

Best Banks to Work For 2025
13 Consecutive Years

Florida Trend

Best Companies to Work for in Florida 2026
15 Consecutive Years

LPL Financial

2026 Capital City Investments Is Ranked No. 11 Among Banks With Institutional Assets Less Than $10 billion and No. 55 in Revenue Generated Among More Than 1,100 Financial Institutions

Cobb Life Magazine's
Best Of Cobb Runner-Up
Capital City Bank 2026

Emerald Coast Magazine
Best of the Emerald Coast 2026

Levy Citizen
Best of the Tri-County Financial Institution 2025

Levy Citizen
Best of the Tri-County Investment Counselor:
Danny Etheridge,
Capital City Investments 2025

Tallahassee Magazine
Best of Tallahassee 2025

Tallahassee Democrat
Community's Choice Awards
Top Bank 2026

SUPPLEMENTAL INFORMATION

Capital City Bank Group

PERFORMANCE HIGHLIGHTS

($ in thousands, except per share data)

INCOME STATEMENT	3Q25	4Q25	1Q26	2Q26	3Q26
Interest Income	51,431	51,715	51,020	51,838	52,486
Interest Expense	7,874	8,355	8,203	7,640	7,476
Net Interest Income	43,557	43,360	42,817	44,198	45,010
Provision for Credit Losses	1,881	1,995	712	919	(80)
Noninterest Income	22,331	20,103	19,933	20,599	19,384
Noninterest Expense	42,916	42,867	41,373	42,640	42,295
Income Taxes	5,141	4,896	4,848	4,961	5,239
Net Income	15,950	13,705	15,817	16,277	16,940
Diluted Earnings Per Share	0.93	0.80	0.92	0.95	0.99
RATIOS - %					
Return on Average Assets	1.47	1.25	1.45	1.48	1.53
Return on Average Equity	11.67	9.78	11.30	11.38	11.67
Net Interest Margin	4.34	4.26	4.24	4.35	4.42
Net Charge-offs to Average Loans	0.18	0.18	0.10	0.14	0.08
Efficiency Ratio (FTE)	65.09	67.50	65.89	65.76	65.63
Dividend Payout Ratio	28.09	32.72	28.85	28.32	27.51
BALANCE SHEET - ($ in thousands)					
Investments	984,137	1,023,437	1,155,929	1,160,136	1,180,442
Loans Held for Investment	2,582,007	2,546,118	2,518,404	2,499,871	2,489,724
Total Assets	4,323,774	4,385,765	4,453,734	4,450,483	4,396,752
Noninterest Bearing Deposits	1,303,786	1,251,886	1,299,933	1,344,694	1,331,669
Interest Bearing Deposits	2,311,126	2,410,426	2,451,684	2,376,315	2,334,899
Total Deposits	3,614,912	3,662,312	3,751,617	3,721,009	3,666,568
Capital	540,635	552,851	559,912	570,095	573,862
RATIOS - %					
Diluted Tangible Book Value Per Share*	$26.38	$27.03	$27.51	$28.07	$28.26
Tangible Common Equity*	10.66	10.79	10.79	11.03	11.25
Nonperforming Loans to Loans HFI	0.32	0.34	0.44	0.40	0.30
Reserve to Loans	1.17	1.22	1.23	1.24	1.22
Reserve to Nonperforming Loans	368.54	360.69	278.19	309.72	412.92

*(Non-GAAP)

LOAN PORTFOLIO BY SEGMENT

LOAN PORTFOLIO BY SEGMENT - ($ in thousands)

	3Q25	4Q25	1Q26	2Q26	3Q26
Commercial Loans	179,018	180,341	170,268	172,536	168,144
Construction R/E	156,756	146,920	156,630	149,127	149,335
Commercial R/E	785,290	768,731	755,800	750,637	736,380
Residential R/E	1,037,324	1,020,942	998,720	998,145	1,004,083
Home Equity R/E	234,111	240,897	243,932	244,462	246,120
Direct Consumer	22,696	24,626	23,969	25,308	25,522
Indirect Auto	163,151	157,701	155,546	155,551	158,498
Other - LIP	3,661	5,960	13,539	4,105	1,642
Total Loans HFI	2,582,007	2,546,118	2,518,404	2,499,871	2,489,724

3Q2026 EOM

NET INTEREST MARGIN TRENDS

NET INTEREST INCOME*



$43,557
$43,360
$42,817
$44,198
$45,010
3Q25
4Q25
1Q26
2Q26
3Q26

HIGHLIGHTS

- Net Interest Income was $45.0 million for the third quarter 2026, up from $44.2 million in the second quarter 2026.
  - Increase was primarily attributable to higher income from investment securities and loan interest income, in addition to lower deposit interest expense, partially offset by lower overnight funds income due to lower average balances.
  - One additional calendar day also contributed to the increase over prior quarter.
- Net interest margin increased 7 basis points to 4.42% (earning asset yield increased 4 basis points and **cost of funds** decreased 2 basis points to **73 basis points**)

NIM, YIELDS AND COSTS



6.08
6.06
6.06
6.04
6.09
4.34
4.26
4.24
4.35
4.42
2.88
3.08
3.26
3.52
3.60
0.78
0.82
0.81
0.75
0.74
3Q25
4Q25
1Q26
2Q26
3Q26
Loan Yield
Net Interest Margin
Investment Yield
Cost of Funds

LOAN RATES[1]



8.00
7.75
7.50
7.25
7.00
6.75
6.50
6.25
6.00
7.57
7.23
7.24
6.98
7.07
6.92
6.79
6.85
6.96
6.87
3Q25
4Q25
1Q26
2Q26
3Q26
Production
Runoff

NIM BRIDGE

$44.2 MILLION NII **$45.0 MILLION NII**



4.45
4.40
4.35
4.30
4.25
4.20
4.15
4.10
4.05
4.00
4.35
0.04
(0.02)
0.03
0.02
4.42
2Q26
Securities
Overnight Funds
Loans
Deposits
3Q26

*in $ thousands

(1) Rates reflect average rate on cash flows

HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO

HIGHLIGHTS*

- $1,156MM investment portfolio at fair value as of September 30, 2026
  - including $862MM AFS and $294MM HTM
- High-quality portfolio with ~91% government securities
- 100% of Investment Portfolio Reprices < 3 years (2.63 duration)
  - $40 million in cash flow repricing in Q4 2026 from 3.45%
  - $256 million in cash flow repricing in 2027 from 3.72%

INVESTMENT PORTFOLIO[2]/TOTAL ASSETS & PORTFOLIO YIELD[1]



22.8%
$984
2.88%
23.3%
$1,023
3.08%
26.0%
$1,155
3.26%
26.1%
$1,160
3.52%
26.8%
$1,180
3.60%
3Q25
4Q25
1Q26
2Q26
3Q26
Total Investments
Average Yeild

TOTAL PORTFOLIO COMPOSITION* (AFS & HTM AT FAIR VALUE)



3%
State & Political Subdivision
3%
Corporate Debt
14%
US Government Agency
$1,156MM
26.8% of Total Assets
51%
US Government Treasury
29%
Mortgage-Backed Securities[3]

NET UNREALIZED LOSS ON INVESTMENTS[1] TOTAL INVESTMENTS (AFS & HTM)



-1.92%
(19,021)
-1.51%
(15,459)
-1.63%
(18,901)
-1.86%
(21,751)
-3.23%
(38,982)
3Q25
4Q25
1Q26
2Q26
3Q26
Unrealized loss after tax loss
% of BV (after tax)

*as of 9/30/26
(1) $ in thousands
(2) at book value
(3) includes $39.9M of FNMA securities or ~3% of total portfolio composition

NON-INTEREST INCOME TRENDS

NON-INTEREST INCOME TRENDS[1]


3Q26
27%
20%
24%
19%
10%
$19,384
2Q26
27%
19%
20%
23%
11%
$20,599
1Q26
28%
18%
20%
21%
12%
$19,933
4Q25
29%
18%
23%
21%
10%
$20,103
3Q25
26%
17%
23%
21%
12%
$22,331
Deposit Fees
Bank Card Fees
Wealth Management Fees
Mortgage Banking Revenues
Other Income

MORTGAGE BANKING REVENUE[2]


$4.8
$4.2
$4.3
$4.7
$3.7
3Q25
4Q25
1Q26
2Q26
3Q26

MORTGAGE VOLUME[2]


$177
$172
$151
$194
$164
3Q25
4Q25
1Q26
2Q26
3Q26

WEALTH MANAGEMENT FEES[2]


$5.2
$4.5
$4.1
$4.2
$4.6
3Q25*
4Q25
1Q26
2Q26
3Q26

*Insurance subsidiary sold during Q3-25
(1) $ in thousands
(2) $ in Millions

WEALTH MANAGEMENT FEE TRENDS

HIGHLIGHTS

- Wealth Management AUM grew to $2.9B at September 30, 2026
  - Steady Growth: 5-Year CAGR of 4.47%
- Strong operating profit margins of ~41%, contributing ~9% to consolidated operating profit for the third quarter 2026
- Services include:
  - **Trust** – Investment management, trust and fiduciary services for individuals, families, endowments and nonprofit organizations.
  - **Retail** – Investment and financial solutions offered through LPL Financial, including brokerage, fixed income, mutual funds, annuities and insurance.



ASSETS UNDER MANAGEMENT(2)
$3,244
1,337
1,907
$2,867
1,326
1,541
$2,691
1,300
1,391
$2,839
1,383
1,456
$2,892
1,436
1,456
3Q25
4Q25
1Q26
2Q26
3Q26
Trust
Retail



WEALTH MANAGEMENT FEES(1)*
$5,173
420
2,407
2,346
$4,525
2,093
2,432
$4,051
1,701
2,350
$4,184
1,703
2,481
$4,640
2,117
2,523
3Q25
4Q25
1Q26
2Q26
3Q26
Trust
Retail
Insurance*

* *Insurance subsidiary sold during Q3-25*
(1) $ in thousands
(2) $ in Millions

NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TOTALS[1] ($ in thousands)

	Sep 30, 2025	Dec 31, 2025	Mar 31, 2026	Jun 30, 2026	Sep 30, 2026
Shareowners' Equity (GAAP)	$540,635	$552,851	$559,912	$570,095	$573,862
Less: Goodwill (GAAP)	89,095	89,095	89,095	89,095	89,095
Tangible Shareowners' Equity (non-GAAP)	451,540	463,756	470,817	481,000	484,767
Total Assets (GAAP)	4,323,774	4,385,765	4,453,734	4,450,483	4,396,752
Less: Goodwill (GAAP)	89,095	89,095	89,095	89,095	89,095
Tangible Assets (non-GAAP)	$4,234,679	$4,296,670	$4,364,639	$4,361,388	$4,307,657
Tangible Common Equity Ratio (non-GAAP)	10.66%	10.79%	10.79%	11.03%	11.25%
Actual Diluted Shares Outstanding (GAAP)	17,115,336	17,154,586	17,114,954	17,135,824	17,152,603
Tangible Book Value per Diluted Share (non-GAAP)	$26.38	$27.03	$27.51	$28.07	$28.26

	Sep 30, 2025	Dec 31, 2025	Mar 31, 2026	Jun 30, 2026	Sep 30, 2026
Income Before Income Taxes (GAAP)	$21,091	$18,601	$20,665	$21,238	$22,181
Plus: Provision for Loan Losses (GAAP)	1,881	1,995	712	919	(80)
Plus: Other Real Estate Owned Expense (GAAP)	18	122	(321)	117	(353)
QTD Pre Tax Pre Credit Costs	$22,990	$20,718	$21,056	$22,274	$21,747
AVG Diluted Shares Outstanding	17,114	17,140	17,146	17,126	17,152
Pre-Tax Pre-Credit Costs per Diluted Share	$1.34	$1.21	$1.23	$1.30	$1.27

(1) End of Period

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com